BUSINESS ACQUISITIONS AND DISPOSALS	12 Months Ended
Dec. 31, 2010
BUSINESS ACQUISITIONS AND DISPOSALS
BUSINESS ACQUISITIONS AND DISPOSALS

3. BUSINESS ACQUISITIONS AND DISPOSALS

        Acquisition of Sistema Telecom—In December 2010, the Group acquired 100% of Sistema Telecom LLC ("Sistema Telecom") from Sistema for RUB 11.59 billion ($378.98 million as of December 27, 2010). The entity's key assets consist of property rights in respect of the group of trademarks, including the distinctive "egg" trademarks of MTS, Comstar-UTS and MGTS, certain promissory notes previously issued by the Group in the amount of RUB 2.00 billion ($65.50 million) and a 45% stake in TS-Retail. As a result of the acquisition, the Group expects to reduce its operating expenses previously incurred to rent the trademarks and to further optimize the management structure of its retail business.

        The acquisition was accounted for as a common control transaction at carrying amount. These consolidated financial statements were retroactively restated to reflect the Group as if Sistema Telecom had been owned since the beginning of the earliest period presented. The transaction was accounted for in a manner similar to the pooling-of-interests method directly in equity.

        Metro-Telecom—In August 2010, the Group acquired a 95% stake in Metro-Telecom CJSC ("Metro-Telecom") from Invest-Svyaz, a wholly-owned subsidiary of Sistema, for RUB 339.35 million ($11.01 million as of August 27, 2010). The company operates an optical fiber network in the Moscow metro.

        The acquisition was accounted for as a common control transaction at carrying amount. These consolidated financial statements were retroactively restated to reflect the Group as if Metro-Telecom had been owned since the beginning of the earliest period presented. The transaction was accounted for in a manner similar to the pooling-of-interests method directly in equity.

        Multiregion—In July 2010, the Group acquired a 100% stake in Multiregion CJSC ("Multiregion"), for the cash consideration of $123.6 million. Multiregion and its subsidiaries is a group of broadband and cable TV providers with the presence in 37 cities of the Russian Federation.

        The acquisition was accounted for using the purchase method of accounting. The summary of the purchase price allocation for the acquisition was as follows:

Current assets	$46,776
Non-current assets	46,732
Customer base	76,376
Goodwill	148,743
Current liabilities	(126,780)
Non-current liabilities	(44,007)
Fair value of noncontrolling interests	(24,244)

Consideration paid	$123,596

        The fair value of noncontrolling interests was determined based on unobservable inputs ("Level 3" of fair value hierarchy). The fair value was measured as the fair value of Multiregion's net assets using the discounted cash flow technique.

        The excess of the purchase price over the value of net assets acquired was allocated to goodwill which was assigned to the "Russia Fixed" segment and is not deductible for income tax purposes. Goodwill is mainly attributable to the synergies from reduction of internet-traffic and administrative expenses of the Group and expected increase of market share as a result of future capital expenditures to be made by the Group.

        Increase of stake in SWEET-COM—In June 2010, the Group acquired the remaining 25.1% stake in SWEET-COM LLC ("SWEET-COM") from private investors for $8.5 million. As a result of this transaction, the Group's ownership in the subsidiary increased to 100%. The original 74.9% stake was acquired in February 2005. SWEET-COM holds licenses for provision of telematic communications and data transmission services in the Moscow region and the Russian Federation. The transaction was accounted for directly in equity.

        Increase of stake in TS-Retail—In June 2010, the Group increased its direct ownership in TS-Retail OJSC ("TS-Retail") from 25% to 40% for a nominal amount of one U.S. Dollar. MTS subsequently increased its effective ownership interest in TS-Retail to 50.95%, which was achieved through a voluntary tender offer to repurchase Comstar-UTS' shares in September 2010. In December 2010, as a result of acquisition of Sistema Telecom, the Group acquired an additional 45% stake in TS-Retail, resulting in the effective ownership interest reaching 96.04%. The acquisition of Sistema Telecom was aimed at optimizing the management structure of the Company's retail business.

        Upon obtaining control over TS-Retail, the Group accounted for the acquisition as a common control transaction at carrying amount. These consolidated financial statements were retroactively restated to reflect the Group as if TS-Retail had been owned since the beginning of the earliest period presented. The transaction was accounted for in a manner similar to the pooling-of-interests method directly in equity.

        Acquisitions of controlling interests in regional fixed line operators—In 2010, as a part of its program of regional expansion, the Group has acquired controlling interests in a number of alternative fixed-line operators in certain regions of Russia. The purchase price for these acquisitions was paid in cash. The acquisitions were accounted for using the purchase method of accounting.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2010:

	Tenzor Telecom	Penza Telecom	NMSK	Lanck Telecom	Total
Month of acquisition	February	June	December	December
Ownership interest acquired	100%	100%	100%	100%
Region of operations	Central region	Volga region	Sibir region	North-West region
Current assets	$711	$1,076	$2,486	$2,066	$6,339
Property, plant and equipment	2,191	2,407	9,264	8,444	22,306
Goodwill	6,616	7,394	—	18,144	32,154
Subscriber base	—	15,603	23,893	—	39,496
Current liabilities	(3,142)	(4,369)	(8,109)	(10,832)	(26,452)
Non-current liabilities	(130)	(2,779)	(4,348)	—	(7,257)

Consideration paid	$6,246	$19,332	$23,186	$17,822	$66,586

        The purchase price allocation of Tenzor Telecom and Penza Telecom was finalized during the year ended December 31, 2010. The Group's consolidated financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed.

        The purchase price allocation of NMSK and Lanck Telecom had not been finalized as of the date of these financial statements as the Group had not completed the valuation of individual assets of these companies. The Group's consolidated financial statements reflect the allocation of the purchase price based on a preliminary fair value assessment of the assets acquired and liabilities assumed.

        Subscriber base recognized as a result of the acquisitions is amortized over a period ranging from 8 to 12 years depending on the type of subscribers.

        Recognition of goodwill in the amount of $32.2 million from the acquisitions is due to economic potential of the markets the acquired companies operate in and synergies arising from the acquisitions. Goodwill is attributable to the "Russia Fixed" segment.

        Acquisitions of certain retail chains—In 2009, in conjunction with the development of its own retail network, the Group acquired controlling interests in a number of retail chains in Russia. The acquisitions were accounted for using the purchase method of accounting.

        The following table summarizes the purchase price allocation of the retail chains acquired as of the acquisition date:

	Telefon.ru	Eldorado	Teleforum	Total
Month of acquisition	February	March	October
Ownership interest acquired	100%	100%	100%
Current assets	$48,979	$2,467	$2,953	$54,399
Non-current assets	2,315	911	745	3,971
Brand	—	374	—	374
Goodwill	123,333	29,875	9,050	162,258
Current liabilities	(108,701)	(12,248)	(3,614)	(124,563)
Non-current liabilities	(5,926)	(115)	—	(6,041)

Fair value of contingent consideration	—	(3,414)	(6,934)	(10,348)
Consideration paid	$60,000	$17,850	$2,200	$80,050

        The Group's financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed. Goodwill was mainly attributable to the synergies arising from the Group's ability to optimize the dealers' compensation structure and to maintain its subscriber market share in Russia. Goodwill is not deductible for income tax purposes and was assigned to the "Russia Mobile" segment. Brand components are amortized over a periods of 6 months.

        The terms of the individual purchase agreements included the obligation to pay additional consideration as follows:

  •
  Up to $25 million during the period from 12 to 18 months for Telefon.ru;

  •
  Up to $5 million in 12 months for Eldorado; and

  •
  Up to $8.8 million in 12 months for Teleforum.

        The additional consideration could be reduced by the amount of tax liability related to the activities prior to the acquisition dates. The Group could also deduct amounts of any potential losses arising from the loss of control on any of Teleforum's outlets from the amount of contingent consideration. The purchase price allocation as of the acquisition date reflected management's estimate of the fair value of the contingent consideration at the acquisition date.

        In 2010 the Group paid additional consideration in connection with the acquisition of retail chains in full amounts. The difference between the fair value of contingent consideration and the actual amount paid totaling $41.8 resulted from events which occurred after the acquisition date and was accounted for as other operating expenses in the consolidated statement of operations.

        Evrotel acquisition—In December 2009, the Group acquired a 100% stake in Evrotel OJSC ("Evrotel"), a Russian federal back bone network operator, from a third party. The consideration paid comprised $90 million. Under the terms of agreement the Group shall pay contingent consideration of up to $20 million should Evrotel complete the construction of certain fiber-optic lines and the Group retain control over the technical support agreements in relation to the optic cable lines. At the acquisition date the estimated fair value of this contingent consideration was $20 million.

        The acquisition was accounted for using the purchase method of accounting. The purchase price allocation for the acquisition was as follows:

Current assets	$14,300
Non-current assets	67,960
Customer base	4,726
Goodwill	98,542
Liabilities	(75,528)

Fair value of contingent consideration	(20,000)
Consideration paid	$90,000

        Goodwill is mainly attributable to the synergies from reduction of interconnect and internet-traffic expenses of the Group. Goodwill is not deductible for income tax purposes and was assigned to the "Russia Fixed" segment.

        Comstar-UTS acquisition—In October 2009, the Group acquired a 50.91% stake in Comstar-UTS, a provider of fixed line communication services in Russia, Ukraine and Armenia, from Sistema. Consideration paid amounted to RUB 39.15 billion ($1.32 billion as of October 12, 2009) or RUB 184.02 ($6.21) per global depositary receipt ("GDR").

        This acquisition has been accounted for as a common control transaction at carrying amount. The excess of consideration over the carrying value of net assets received has been recorded as a decrease in additional paid-in capital of the Group in the amount of $1.080 billion and as a decrease in retained earnings in the amount of $242.7 million.

        Further, in December 2009, in a series of transactions, the Group acquired a 14.2% stake in the Moscow City Networks OJSC ("MGTS") in exchange for 31,816,462 ordinary MTS OJSC shares (equal to RUB 7.17 billion based on the MICEX price on December 17, 2009, or RUB 225.4 per share, per the terms of the agreement with MGTS shareholder), representing 1.6% shares outstanding, previously held in treasury and $7.3 million in cash. The MGTS stake, represented by 2,462,687 ordinary shares and 11,135,428 preferred shares, were held by a wholly owned subsidiary of Comstar-UTS. Simultaneously, MTS received 46,232,000 shares, representing 11.06% of total shares outstanding, of Comstar-UTS from MGTS Finance S.A., a wholly owned subsidiary of MGTS. In addition, MTS paid Comstar-UTS a cash consideration of $8.3 million. The transaction was accounted for directly in equity.

        In September 2010, through a voluntary tender offer the Group acquired 37,614,087 ordinary shares of Comstar-UTS which represents approximately 9.0% of its issued share capital for a total consideration of RUB 8.28 billion (approximately $271.89 million as of October 6, 2010). This brought the Group's total ownership stake in Comstar-UTS to 70.97% (or 73.33% excluding treasury shares). The transaction was accounted for directly in equity.

        Kolorit acquisition—In September 2009, the Group acquired a 100% stake in Kolorit Dizayn Inc ("Kolorit"), a company providing outdoor advertising services in the territory of Uzbekistan, for $39.7 million in cash.

        The acquisition was accounted for using the purchase method of accounting. The summary of the purchase price allocation for the acquisition was as follows:

Current assets	$993
Non-current assets	11,788
Brand	2,097
Goodwill	27,109
Current liabilities	(2,098)
Non-current liabilities	(235)

Consideration paid	$39,654

        Goodwill is mainly attributable to synergies from advertising cost optimization. Goodwill is not deductible for income tax purposes and was assigned to the "Uzbekistan Mobile" segment.

        Dagtelecom acquisition—In January 2009, Glaxen Corp. ("Glaxen"), the minority shareholder of Dagtelecom, exercised its put option over its 25.5% stake in the company. Consideration payable by the Group on the put option agreement comprised $51.3 million. Payment made by the Group was reduced by $12.5 million to offset the loan receivable from Glaxen at the date of acquisition. The transaction was accounted for directly in equity.

        Acquisitions of controlling interests in regional fixed line operators—In 2008, as a part of its program of regional expansion, Comstar-UTS has acquired controlling interests in certain alternative fixed-line operators in several regions of Russia. The acquisitions were accounted for using the purchase method of accounting.

        The following table summarizes the purchase price allocation of the fixed-line operators acquired as of the acquisition dates:

	Interlink Group	Strategia (Urals Telephone Company ("UTC")	Total
Month of acquisition	June	July
Ownership interest acquired	100%	100%
Current assets	$994	$4,194	$5,188
Property, plant and equipment	7,042	15,135	22,177
Goodwill	4,230	27,846	32,076
Subscriber base	—	12,553	12,553
Current liabilities	(2,928)	(6,280)	(9,208)
Non-current liabilities	—	(5,253)	(5,253)
Deferred tax liabilities	(910)	(4,710)	(5,620)

Consideration paid	$8,428	$43,485	$51,913

        Recognition of goodwill in the amounts of $4.2 million and $27.8 million from the acquisition of Interlink Group and UTC, respectively, was due to the economic potential of the markets the acquired companies operate in. Goodwill was recognized in the "Russia Fixed" segment.

        The Group's financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed. Goodwill is not deductible for tax purposes. Subscriber base components are amortized over the periods ranging from 9 to 17 years, depending on the type of subscribers.

        Acquisition of Stream-TV—In December 2008, as part of its regional expansion, Comstar-UTS entered into an agreement with Sistema Mass Media ("SMM"), a subsidiary of Sistema, to acquire all of SMM's interest in certain of its subsidiaries (collectively referred to as "Stream-TV") for a total cash consideration of RUB 3,544.5 million ($117.2 million as of December 31, 2009), determined by an independent appraiser and payable in installments between December 2008 and March 2009, including RUB 980.0 million ($32.4 million as of December 31, 2009) payable to Stream-TV and RUB 2,564.5 million ($84.8 million as of December 31, 2009) payable to SMM. RUB 2,460.8 million ($81.4 million as of December 31, 2009) and RUB 103.3 million ($3.4 million as of December 31, 2009) of the consideration was paid to SMM during the years ended December 31, 2008 and 2009, respectively. In addition, in December 2008 Stream-TV paid $19.1 million in cash to SMM for the controlling interests in certain regional subsidiaries acquired by Stream-TV from SMM in 2007.

        In the first quarter of 2009, legal title to the business and full control of Stream-TV transferred to Comstar-UTS. This acquisition was accounted for by Comstar, and therefore the Group in a like manner, as a common control transaction. These financial statements reflect retrospective application of this acquisition in a manner similar to a pooling of interests. The transaction was accounted for directly in equity.

        MSS acquisition—In February 2008, the Group acquired an additional 9% stake in its Omsk subsidiary, Mobilnye Sistemy Svyazi ("MSS"), from a private investor for $16.0 million in cash. As a result of this transaction, the Group's ownership in the subsidiary increased to 100%. The transaction was accounted for using the purchase method. The allocation of the purchase price increased the recorded license cost by $8.8 million and customer base cost by $3.2 million. License costs are amortized over the remaining contractual terms of the license of approximately 3 years and the customer base is amortized on a straight-line basis over the estimated average subscriber's life of approximately 5 years.

        Reorganization of Comstar-Direct—Prior to December 2008, Comstar-Direct was owned 52% by Comstar-UTS and 48% by Sistema Mass Media ("SMM"), a subsidiary of Sistema. In December 2008, Comstar-Direct was split into two legal entities: SMM-Finance which became a 100% subsidiary of SMM, and Comstar-Direct which became a 100% subsidiary of Comstar-UTS. The effect of this transaction was the disposal of $26.8 million of net assets of Comstar-Direct and the acquisition of the remaining 48% noncontrolling interest in Comstar-Direct from SMM by Comstar-UTS. The transaction was accounted for at cost as a transaction between entities under common control. The excess of the net assets disposed of and the noncontrolling interest acquired was recorded in additional paid-in capital.

        Summary of the assets and liabilities disposed of by Comstar-UTS and the acquisition of the remaining 48% noncontrolling interest in Comstar-Direct is as follows:

Cash and short-term investments and loans	$5,029
Inventory and other current assets	6,168
Trade and other accounts receivable	22,379
Long-term investments and loans	7,508
Trade accounts payable	(14,264)

Total assets and liabilities disposed, net	26,820
Noncontrolling interest acquired	(15,813)

Excess of the net assets disposed of and noncontrolling interest acquired	$11,007

        Pro forma results of operations (unaudited)—The following unaudited pro forma financial data for the years ended December 31, 2010 and 2009, gives effect to the acquisitions of Multiregion, Tenzor Telecom, Penza Telecom, NMSK and Lanck Telecom as though these business combinations had been completed at the beginning of 2009.

	2010	2009
Pro forma:
Net revenues	$11,366,018	$9,957,352
Net operating income	2,748,650	2,569,735
Net income	1,375,415	982,892
Earnings per share, basic and diluted, U.S. Dollars	$0.72	$0.52

        The pro forma information is based on various assumptions and estimates. The pro forma information is not necessarily indicative of the operating results that would have occurred if the Group acquisitions had been consummated as of January 1, 2009, nor is it necessarily indicative of future operating results. The pro forma information does not give effect to any potential revenue enhancements or cost synergies or other operating efficiencies that could result from the acquisitions. The actual results of operations of these companies are included in the consolidated financial statements of the Group only from the respective dates of acquisition.

        The following amounts of revenue and earnings of the companies acquired from third parties in 2010 since the acquisition date included in the consolidated statement of operations for the year ended December 31, 2010:

2010 (unaudited)
Net revenues	$43,673
Net operating loss	(2,921)
Net loss	(8,820)